SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement           ( ) Confidential,   for   use  of
                                              Commission only
( ) Definitive Proxy Statement                (as  permitted  by   Rule
                                              14a-6(e)(2))
( ) Definitive Additional Materials
(X) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     Prime Motor Inns Limited Partnership
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               (Name of Registrant as Specified in its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                          CALCULATION OF FILING FEE



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                            Aggregate Number      Per Unit Price or     Proposed
Title of Each Class of      of Securities to      Other Underlying      Maximum
Securities to which         which Transaction     Value of              Aggregate Value      Amount of
Transaction Applies         Applies               Transaction           of Transaction       Filing Fee
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


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


( )      Fee paid previously with preliminary materials:  $_____.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the
         offsetting  fee was paid previously.   Identify the previous filing
         by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid: $______
         2) Form, Schedule or Registration Statement No.: ___________
         3) Filing Party: ___________
         4) Date Filed: _____________